Exhibit 10.1

Execution Copy

LIMITED WAIVER NO. 2 TO NOTE PURCHASE AGREEMENT

This LIMITED WAIVER NO. 2 TO NOTE PURCHASE AGREEMENT (this “Waiver”) is entered into as of July 23, 2024, among MOVELLA INC., a Delaware corporation (the “Issuer”), the Guarantors party hereto, the Purchasers party hereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the Purchasers (in such capacities, the “Agent”).

RECITALS:

A. The Issuer, the Guarantors, the Agent and the Purchasers are parties to that certain Note Purchase Agreement, dated as of November 14, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “NPA”).

B. The Issuer, the Guarantors, the Agent and the Purchasers are parties to that certain Limited Waiver to Note Purchase Agreement, dated as of December 19, 2023 (the “Existing Waiver”), pursuant to which the Secured Parties granted a waiver of certain Defaults and Events of Default as set forth therein.

C. The Note Parties have notified the Agent and the Purchasers that certain Defaults and Events of Default have occurred under the NPA and the Existing Waiver, as more fully set forth on Schedule I attached hereto (collectively, the “Specified Defaults”).

D. The Note Parties have requested that the Specified Defaults be waived, and certain extensions for deliveries required pursuant to the NPA be granted, as more fully set forth herein.

E. The Agent and the Purchasers are willing to waive the Specified Defaults, and agree to certain extensions, on the terms set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Waiver but not defined have the meaning provided in the NPA.

Section 2. Limited Waiver and Extensions.

(a) Effective upon the Effective Date, and pursuant to Section 11.04 of the NPA, the undersigned Purchasers, which constitute the Required Purchasers, hereby instruct the Agent to execute and deliver this Waiver.

(b) Effective upon the Effective Date, the Secured Parties hereby agree to waive the Specified Defaults, and to the following extensions:

(i) with respect to the deadline for delivery of the restated financial statements required under Section 7.01(b) of the NPA, as modified by the proviso in Section 2(b) of the Existing Waiver, for the fiscal quarters ended March 31, 2023 and June 30, 2023, by August 15, 2024, and such financial statements shall fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Issuer and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(ii) with respect to the deadline for delivery of the financial statements required under Section 7.01(b) of the NPA and the related Compliance Certificate required under Section 7.02(a) of the NPA for the fiscal quarter ended September 30, 2023, August 15, 2024;

(iii) with respect to the deadline for delivery of the financial statements required under Section 7.01(a) of the NPA and the related Compliance Certificate required under Section 7.02(a) of the NPA for the fiscal year ended December 31, 2023, August 15, 2024;

(iv) with respect to the deadline for delivery of the financial statements required under Section 7.01(b) of the NPA and the related Compliance Certificate required under Section 7.02(a) of the NPA for the fiscal quarter ended March 31, 2024, November 15, 2024; and

(v) with respect to the deadline for delivery of the financial statements required under Section 7.01(b) of the NPA and the related Compliance Certificate required under Section 7.02(a) of the NPA for the fiscal quarter ended June 30, 2024, November 15, 2024.

Notwithstanding anything to the contrary in this Waiver or in any other Note Document, the failure of the Note Parties to satisfy any obligation in this Section 2(b) within three Business Days after the dates set forth above shall automatically result in an Event of Default.

(c) Effective upon the Effective Date, the Note Parties hereby agree to deliver the following:

(i) promptly, and in any event within thirty (30) days after the end of each fiscal quarter (commencing with the fiscal quarter ending June 30, 2024), a certificate of a Responsible Officer of the Issuer containing information regarding (A) all Dispositions, Specified Asset Sales, Involuntary Dispositions, Debt Issuances, Extraordinary Receipts and Acquisitions that occurred during such fiscal quarter and (B) a list of any Material Contracts entered into (and, if requested by the Agent and subject to the confidentiality obligations of the Issuer and any of its Subsidiaries owing to the counterparty to such Material Contract and subject to applicable regulations limiting the disclosure of such Material Contracts, copies of such Material Contracts to be provided to and reviewed by counsel to the Agent), in each case, during the period covered by such fiscal quarter; provided, that the parties hereto agree that, notwithstanding anything in the NPA or the other Note Documents to the contrary, so long as the Note Parties comply with the requirement in this Section 2(c)(ii) with respect to any fiscal quarter, the Note Parties shall not be required to redeliver the information described in preceding clauses (A) and (B) together with the Compliance Certificate for such fiscal quarter; and

(ii) an updated Perfection Certificate relating to the Note Parties, substantially in the form delivered on the Closing Date, by August 22, 2024, or such later date as the Purchasers may agree in their sole and absolute discretion.

Notwithstanding anything to the contrary in this Waiver or in any other Note Document, the failure of the Note Parties to satisfy any obligation in this Section 2(c) within three Business Days after the dates set forth above shall automatically result in an Event of Default.

(d) Effective upon the Effective Date, the Secured Parties hereby agree to waive the accrual of interest at the Default Rate with respect to the Specified Defaults, commencing on the date such Specified Default occurred to the Effective Date.

(e) The waivers set forth in Sections 2(b) and 2(d) above are limited, one-time waivers and, except as expressly set forth therein, shall not be deemed to: (i) constitute a waiver of any other Default or Event of Default that may arise or result from events that do not constitute the Specified Defaults; (ii) constitute a waiver of any Default, Event of Default, or any other breach of the NPA or any other Note Document, whether now existing or hereafter arising; (iii) constitute a waiver of any right or remedy of any Purchaser under the NPA or any other Note Document (all such rights and remedies being expressly reserved by the Secured Parties); or (iv) establish a custom or course of dealing or conduct between any Secured Party, on the one hand, and the Note Parties on the other hand.

(f) Except as expressly set forth herein, the waivers set forth in Sections 2(b) and 2(d) above shall not be deemed to constitute consent of any other act, omission or any other breach of the NPA or any of the other Note Documents.

Section 3. Conditions to Effectiveness. This Waiver shall become effective on the date the following conditions precedent have been satisfied (such date, the “Effective Date”):

(a) the Agent shall have received counterpart signature pages to this Waiver executed by each of the Agent, the Note Parties, and Purchasers constituting the Required Purchasers;

(b) the representations and warranties contained in Section 4 shall be true and correct;

(c) the Note Parties shall have delivered to the Agent and the Purchasers a certificate of a Responsible Officer of the Issuer containing information regarding (i) (A) all Dispositions, Specified Asset Sales, Involuntary Dispositions, Debt Issuances, Extraordinary Receipts and Acquisitions that occurred during the fiscal quarters ended June 30, 2023, September 30, 2023 and March 31, 2024 and the fiscal year ended December 31, 2023 and (B) a list of any Material Contracts entered into, in each case, with respect to the fiscal quarters ended June 30, 2023, September 30, 2023 and March 31, 2024 and the fiscal year ended December 31, 2023 and (ii) with respect to any insurance coverage of any Note Party or any Subsidiary that was renewed, replaced or modified since February 10, 2023, such updated information with respect to such insurance coverage as is required to be included on Schedule 6.10; and

(d) the Issuer shall have paid all fees and invoiced costs and expenses due and payable hereunder and under the Note Documents.

Section 4. Representations and Warranties. Each Note Party, by signing below, hereby represents and warrants to the Secured Parties that:

(a) the execution, delivery and performance by such Note Party of this Waiver (i) has been duly authorized by all necessary corporate or other organizational action, and (ii) do not (x) contravene the terms of any of such Person’s Organization Documents, (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (2) any order, judgment, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, in each case, in any material respect or (z) violate any applicable Law (including Regulation U or Regulation X issued by the FRB) in any material respect;

(b) such Note Party has all requisite power and authority to execute, deliver and perform its obligations under this Waiver, and this Waiver has been duly executed and delivered by such Note Party;
(c) immediately after giving effect to this Waiver, no Default or Event of Default exists under the Note Documents;

(d) this Waiver constitutes the legal, valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles relating to enforceability (regardless of whether enforcement is sought in equity or at law); and

(e) immediately after giving effect to this Waiver, each of the representations and warranties set forth in Article VI of the NPA and in each other Note Document is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof after giving effect to this Waiver, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date.

Section 5. Miscellaneous.

(a) No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the NPA or any of the other Note Documents or constitute a course of conduct or dealing among the parties. The Secured Parties reserve all rights, privileges and remedies under the NPA and the other Note Documents. Except as expressly set forth herein, the NPA and the other Note Documents remain unmodified and in full force and effect. All references in the Note Documents to the NPA shall be deemed to be references to the NPA as modified hereby. This Waiver shall constitute a “Note Document” for all purposes under and pursuant to the NPA and the other Note Documents.

(b) Ratification. Each Note Party hereby ratifies and reaffirms (i) the Obligations under and as defined in the NPA and all of the covenants, duties, indemnities, indebtedness and liabilities under the NPA (as modified hereby) and the other Note Documents to which it is a party and (ii) the Liens and security interests created in favor of the Agent and/or the Purchasers pursuant to the Note Documents, which Liens and security interests shall continue in full force and effect during the term of the NPA, and shall continue to secure the Obligations under and as defined in the NPA, in each case, on and subject to the terms and conditions set forth in the NPA (as modified hereby) and the other Note Documents, and nothing herein shall be construed to deem any such Obligations paid, or to release or terminate any Lien or security interest given to secure any such Obligations or any guarantee thereof. Each Note Party confirms that, assuming all UCC financing statements naming the Agent, as secured party, and a Note Party, as debtor, filed in connection with the NPA have not been terminated or amended, such UCC financing statements remain effective and authorized by the Note Parties to continue perfection of the security interests in the Collateral of such Note Parties which may be perfected by filing under the UCC. This Waiver constitutes the entire agreement of the parties hereto, and supersedes all prior understandings and agreements, among the parties hereto relating to the subject matter hereof.

(c) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
(d) Governing Law. THIS WAIVER AND any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this WAIVER and the transactions contemplated hereby shall be governed by, and construed in accordance with, THE law OF THE STATE OF NEW YORK.

(e) Submission to Jurisdiction, Waiver of Jury Trial and Severability. Sections 12.12 (Severability), 12.13(b) (Submission to Jurisdiction), 12.13(c) (Waiver of Venue), 12.14(d) (Service of Process), 12.14 (Waiver of Right to Trial by Jury), and 12.16 (Electronic Execution of Assignments and Certain Other Documents), of the NPA are hereby incorporated by reference as if fully set forth in this Waiver mutatis mutandis.

(f) Release. By signing below, each Note Party hereby releases, remises, and forever discharges the Agent, the Purchasers and their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Waiver or any other Note Document (collectively, the “Released Matters”). Each Note Party hereby acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Note Party hereby represents and warrants to each Secured Party that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Note Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

[Signature Pages Follow.]

IN WITNESS WHEREOF, this Waiver has been duly executed and delivered as of the date first above written.

ISSUER: MOVELLA INC.

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

[Signature Page to Limited Waiver No. 2 to Note Purchase Agreement]

GUARANTORS: MOVELLA HOLDINGS INC.

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

MOVELLA TECHNOLOGIES N.A. INC.

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

MOVELLA CANADA COMPANY

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

GRIFFIN HOLDINGS LIMITED

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

MOVELLA TECHNOLOGIES CANADA INC.

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

MCUBE HONG KONG LIMITED, a company with
limited liability incorporated under the laws of Hong
Kong

By: /s/ Stephen Smith
Name: Stephen Smith
Title: CFO

[Signature Page to Limited Waiver No. 2 to Note Purchase Agreement]

MOVELLA HOLDINGS B.V.,         registered with the Dutch trade register under number
08088230, with its corporate seat (statutaire zetel) at
Enschede, the Netherlands,

By: /s/ Stephen Smith
Name: Stephen Smith
Title: Non-Executive Board Member

By: /s/ Arnold Bosgoed
Name: Arnold Bosgoed
Title: Executive Board Member

MOVELLA TECHNOLOGIES B.V., registered with the Dutch trade register under number
50142224, with its corporate seat (statutaire zetel) at Enschede, the Netherlands,

represented by its sole board member MOVELLA
HOLDINGS B.V., registered with the Dutch trade
register under number 08088230, with its corporate seat
(statutaire zetel) at Enschede, the Netherlands,

which in turn is represented:

By: /s/ Stephen Smith
Name: Stephen Smith
Title: Non-Executive Board Member

By: /s/ Arnold Bosgoed
Name: Arnold Bosgoed
Title: Executive Board Member

[Signature Page to Limited Waiver No. 2 to Note Purchase Agreement]

AGENT: WILMINGTON SAVINGS FUND SOCIETY, FSB

By: /s/ Raye Goldsborough
Name: Raye Goldsborough
Title: Vice President

PURCHASERS: FP CREDIT PARTNERS II AIV, L.P.

By: FP Credit Partners GP II, L.P., its general partner
By: FP Credit Partners GP II Management, LLC, its
general partner

By: /s/ Scott Eisenberg
Name: Scott Eisenberg
Title: Managing Director

FP CREDIT PARTNERS PHOENIX II AIV, L.P.

By: FP Credit Partners GP II, L.P., its general partner
By: FP Credit Partners GP II Management, LLC, its
general partner

By: /s/ Scott Eisenberg
Name: Scott Eisenberg
Title: Managing Director

[Signature Page to Limited Waiver No. 2 to Note Purchase Agreement]

SCHEDULE I

SPECIFIED DEFAULTS

1An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of (a) Section 7.01(b) of the NPA, as modified by the proviso in Section 2(b) of the Existing Waiver, due to the Note Parties failure to deliver the financial statements with respect to the fiscal quarter ended March 31, 2023 and (b) Section 7.02(a) of the NPA, as modified by the proviso in Section 2(b) of the Existing Waiver, due to the Note Parties failure to deliver a restated Compliance Certificate with respect to the fiscal quarter ended March 31, 2023.

2An Event of Default has occurred and is continuing pursuant to Section 9.01(d) of the NPA as a result the certification in Section 4 of the Compliance Certificate delivered with respect to the fiscal quarter ended June 30, 2023 being incorrect, to the extent arising or resulting from the failure to disclose the Disposition and Specified Asset Sale set forth on the certificate delivered pursuant to Section 3(c) of this Waiver that occurred during such fiscal quarter.

3An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of (a) Section 7.01(b) of the NPA, as modified by the proviso in Section 2(b) of the Existing Waiver, due to the Note Parties failure to deliver the financial statements with respect to the fiscal quarter ended June 30, 2023 and (b) Section 7.02(a) of the NPA, as modified by the proviso in Section 2(b) of the Existing Waiver, due to the Note Parties failure to deliver a restated Compliance Certificate with respect to the fiscal quarter ended June 30, 2023.

4An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of (a) Section 7.01(b) of the NPA, due to the Note Parties failure to deliver the financial statements with respect to the fiscal quarter ended September 30, 2023 and (b) Section 7.02(a) of the NPA, due to the Note Parties failure to deliver the Compliance Certificate with respect to the fiscal quarter ended September 30, 2023.

5An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of (a) Section 7.01(a) of the NPA, due to the Note Parties failure to deliver the financial statements with respect to the fiscal year ended December 31, 2023 and (b) Section 7.02(a) of the NPA, due to the Note Parties failure to deliver the Compliance Certificate with respect to the fiscal year ended December 31, 2023.

6An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of (a) Section 7.01(b) of the NPA, due to the Note Parties failure to deliver the financial statements with respect to the fiscal quarter ended March 31, 2024 and (b) Section 7.02(a) of the NPA, due to the Note Parties failure to deliver the Compliance Certificate with respect to the fiscal quarter ended March 31, 2024.

7An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of Section 7.02(d) of the NPA, due to the Note Parties failure to deliver information regarding (a) the amount of all Dispositions, Specified Asset Sales, Involuntary Dispositions, Debt Issuances, and Extraordinary Receipts and (b) a list of any Material Contracts entered into, in each case of the foregoing clauses (a) and (b), with respect to the fiscal quarters ended September 30, 2023 and March 31, 2024 and the fiscal year ended December 31, 2023.

8An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of Section 7.02(i) of the NPA, due to the Note Parties failure to deliver a certificate of a Responsible Officer of the Issuer that listed updates to insurance coverage, as more fully set forth in Section 7.02(i)(b) of the NPA, with respect to the fiscal quarters ended September 30, 2023 and March 31, 2024 and the fiscal year ended December 31, 2023.

9An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of Section 7.02(b) of the NPA, due to the Note Parties failure to deliver an annual business plan and budget for the 2024 fiscal year.

10An Event of Default has occurred and is continuing pursuant to Section 2(b) of the Existing Waiver, due to the Note Parties failure to deliver a written confirmation promptly upon Acquiror filing a plan with Nasdaq to regain compliance with Nasdaq listing standards.

11An Event of Default has occurred and is continuing pursuant to Section 9.01(b)(ii) of the NPA as a result of a breach of Section 7.03(a) of the NPA, due to the Note Parties failure to deliver notices with respect to any Default or Event of Default listed in #1 – 10 of this Schedule I.